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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 22, 1998


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1998, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1998-2)


                               Superior Bank FSB
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             (Exact name of registrant as specified in its charter)


        United States                   333-39199              36-1414142
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)      Identification Number)

   One Lincoln Centre
Oakbrook Terrace, Illinois                                        60181
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 (Address of Principal                                          (Zip Code)
  Executive Offices)

       Registrant's telephone number, including area code (630) 916-4000


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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates, Group 1 and Group 2

     On June 25, 1998 a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1998-2 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of June 1, 1998, among Superior Bank FSB, as depositor (the "Depositor") and as servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee").

     On June 29, 1998, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $40,332,902.45 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account and $41,472,143.64 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 29, 1998, between the Depositor and the Trustee.

     On July 22, 1998, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $39,729,977.38 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account and $37,754,765.57 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated July 22, 1998, between the Depositor and the Trustee (the "July 22 Instrument"). Attached to the July 22 Instrument are the Mortgage Loan Schedules with respect to Group 1 and Group 2 listing the related Subsequent Mortgage Loans that are the subject of such July 22 Instrument.

     On August 4, 1998, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $20,390,686.70 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated August 4, 1998, between the Depositor and the Trustee (the "August 4 Instrument"). Attached to the August 4 Instrument is the Mortgage Loan Schedule with respect to Group 1 listing the Subsequent Mortgage Loans that are the subject of such August 4 Instrument.


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     Items 3 through 6 and Item 8 are not included because they are not applicable.

     Item 7. Financial Statements and Exhibits

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits

     4.1 Subsequent Transfer Instrument, dated July 22, 1998, between Superior Bank FSB, as Depositor and LaSalle National Bank, as Trustee.

     4.2 Subsequent Transfer Instrument, dated August 4, 1998, between Superior Bank FSB, as Depositor and LaSalle National Bank, as Trustee.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             SUPERIOR BANK FSB

                                             By:  /s/ WILLIAM C. BRACKEN
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                                             Name:   William C. Bracken
                                             Title:  Senior Vice President
                                                     and Chief Financial Officer

Dated: July 22, 1998

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                                 EXHIBITS INDEX


     4.1 Subsequent Transfer Instrument, dated July 22, 1998, between Superior Bank FSB, as Depositor and LaSalle National Bank, as Trustee.

     4.2 Subsequent Transfer Instrument, dated August 4, 1998, between Superior Bank FSB, as Depositor and LaSalle National Bank, as Trustee.